EXHIBIT 31.1

CERTIFICATION

I, William S. Tighe, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Kodiak Energy, Inc.

2.   Based on my knowledge, this quarterly report does not contain any untrue statement   of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not   misleading   with respect to the period covered by this quarterly report;

3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.   The registrant's other certifying officer and I are responsible for establishing   and maintaining disclosure controls and procedures (as defined in Exchange Act Rules   13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and have

a)
designed such disclosure controls and procedures, or caused such disclosure   controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,   particularly during the period in which this quarterly report is being prepared;

b)
designed such internal control over financial reporting, or caused such   internal control over financial reporting to be designed under our   supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
evaluated the effectiveness of the issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the issuer's internal control over financial reporting that occurred during the issuer's most recent fiscal quarter (the issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

5.   The issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the   audit committee of issuer's board of directors (or persons performing the equivalent   functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

Date: November 9, 2009

/s/ William S. Tighe
William S. Tighe
Chief Executive Officer